UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2019

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 27, 2019, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2019 (the fiscal quarter ended May 31, 2019) and for fiscal 2019 (the fiscal year ended May 31, 2019).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to operating income excluding impairment and restructuring for the Registrant’s Pressure Cylinders operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income excluding impairment and restructuring is calculated by adding impairment of goodwill and long-lived assets and restructuring and other expense to operating income/operating loss.  The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income excluding impairment and restructuring for the three months ended May 31, 2019, and May 31, 2018, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders operating segment:

(in thousands)	Three months ended May 31, 2019
GAAP	$21,428
Impairment of long-lived assets	2,167
Restructuring and other expense	692
Non-GAAP	$24,287

(in thousands)	Three months ended May 31, 2018
GAAP	$(29,267)
Impairment of goodwill and long-lived assets	52,919
Non-GAAP	$23,652

Change	$635
% Change	3%

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s fiscal year ended May 31, 2019.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other income, net and impairment of investment in unconsolidated joint venture (each pre-tax) to EBITDA.  The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the fiscal year ended May 31, 2019, as mentioned in the conference call, is outlined below.

May 31,
FISCAL YEAR ENDED (In thousands)	2019

Net earnings attributable to controlling interest	$153,455
Impairment of long-lived assets (pre-tax)	6,215
Restructuring and other income, net (pre-tax)	(11,018)
Impairment of investment in unconsolidated joint venture (pre-tax)	4,017
Interest expense	38,063
Income tax expense	43,183
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$233,915
Depreciation and amortization	95,602
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$329,517

[1] Excludes the impact of the noncontrolling interest.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (c)	Not applicable
(d)	Election of new director:

(1)

On June 26, 2019, the Board of Directors (the “Board”) of Worthington Industries, Inc. (the “Registrant” or the “Company”), upon the recommendation of the Nominating and Governance Committee, increased the number of authorized directors to 11, and appointed David P. Blom as a director of the Registrant to serve as a member of the class of the Board whose terms expire at the 2019 Annual Meeting of Shareholders.  Mr. Blom’s appointment was immediately effective.  Mr. Blom, 64, was President and Chief Executive Officer of OhioHealth Corporation, a not-for-profit, healthcare system in Columbus, Ohio, with 29,000 physicians, associates and volunteers and more than $4 billion in net revenue, until his retirement from these positions on June 30, 2019.

(2)	There is no arrangement or understanding between Mr. Blom and any other person pursuant to which he was selected as a director.

(3)	Mr. Blom has not been appointed to any committees of the Board.

(4)

Neither Mr. Blom nor any member of his immediately family has had (or proposes to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

(5)	Mr. Blum will receive a pro-rated payment of the annual cash retainer paid as standard compensation to non-employee directors of the Registrant.
(e) – (f)	Not applicable

Item 8.01.  Other Events.

On June 26, 2019, the Registrant issued a news release reporting that the Board of Directors of the Registrant (the “Board”) appointed David Blom as a Director and declared a quarterly cash dividend of $0.24 per share in respect of the Registrant’s common shares. The dividend was declared June 26, 2019 and is payable on September 27, 2019 to shareholders of the Registrant of record at the close of business on September 13, 2019. The June 26, 2019 news release is included with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2019 (Fiscal Quarter ended May 31, 2019), held on June 27, 2019.
99.2	News Release issued by Worthington Industries, Inc. on June 26, 2019 reporting the declaration of quarterly cash dividend and the appointment of David Blom as a Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 1, 2019	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary